MFS® BOND FUND	MFS® LIFETIME® 2040 FUND
MFS® COMMODITY STRATEGY FUND	MFS® LIFETIME® 2045 FUND
MFS® LIFETIME® 2010 FUND	MFS® LIFETIME® 2050 FUND
MFS® LIFETIME® 2015 FUND	MFS® LIFETIME® 2055 FUND
MFS® LIFETIME® 2020 FUND	MFS® LIFETIME® RETIREMENT INCOME FUND
MFS® LIFETIME® 2025 FUND	MFS® LIMITED MATURITY FUND
MFS® LIFETIME® 2030 FUND	MFS® MUNICIPAL LIMITED MATURITY FUND
MFS® LIFETIME® 2035 FUND	MFS® RESEARCH BOND FUND

Effective immediately, the following paragraph is added as the last paragraph under the sub-section entitled "Investment Adviser" under the main heading "Management of the Fund":

Organization and Management of MFS Commodity Strategy Portfolio – MFS Commodity Strategy Portfolio (the "Subsidiary") is a wholly owned subsidiary of  MFS Commodity Strategy Fund.  The Subsidiary is a company organized as an exempted company under the laws of the Cayman Islands, whose registered office is located at the offices of Maples Corporate Services Limited, P.O. Box 309, Ugland House, Grand Cayman KY1-1104, Cayman Islands.  The Subsidiary's operations are overseen by a board of directors, which is comprised of Robin Stelmach, John Corcoran, David DiLorenzo, and Mitchell C. Freestone, each of whom except Mitchell C. Freestone is an Officer or Trustee of the MFS Commodity Strategy Fund.  The MFS Commodity Strategy Fund is the sole shareholder of the Subsidiary and shares of the Subsidiary will not be sold or offered to other investors. The Subsidiary has entered into a separate investment advisory agreement with MFS but does not compensate MFS for its services under the investment advisory agreement.  The Subsidiary incurs investment and operating costs and has entered into separate contracts for custody, transfer agency, and accounting services with the same service providers that provide these services to the MFS Commodity Strategy Fund.  The Subsidiary is managed pursuant to compliance policies and procedures that are the materially the same as the policies and procedures applicable to the MFS Commodity Strategy Fund.  The Adviser’s Chief Compliance Officer oversees the implementation of the Subsidiary's policies and procedures, and makes periodic reports to the Board.  The MFS Commodity Strategy Fund and the Subsidiary may test for compliance with certain investment restrictions on a consolidated basis, except that with respect to investments in certain securities that may involve leverage, the Subsidiary will comply with asset segregation requirements to the same extent of the MFS Commodity Strategy Fund.  The financial statements of the Subsidiary will be consolidated with the MFS Commodity Strategy Fund's financial statements in the MFS Commodity Strategy Fund's Annual and Semi-Annual reports.

Effective immediately, the following paragraph is added as the last paragraph under the sub-section entitled "Taxation of Shareholders" under the main heading "Tax Considerations":

Commodity-Related Investments by MFS Commodity Strategy Fund — The Fund’s direct or indirect investments in commodity-linked derivatives can be limited by the Fund’s intention to qualify as a regulated investment company, and can limit the Fund’s ability to so qualify. Income and gains from certain commodity-linked investments does not constitute qualifying income to a regulated investment company for purposes of the 90% gross income test described above. The Fund has obtained a private letter ruling from the IRS confirming that income and gain produced by certain commodity-linked notes constitutes qualifying income to the Fund.  The Fund has also obtained a private letter ruling from the IRS confirming that income from the Fund's investment in the Subsidiary constitutes qualifying income to the Fund. The tax treatment of certain other commodity-linked investments, including exchange-traded notes and certain structured notes is not certain, in particular with respect to whether income or gains from such investments constitute qualifying income to a regulated investment company. If the Fund were to treat income or gain from a particular investment as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other nonqualifying income, caused the Fund’s nonqualifying income to exceed 10% of its gross income in any taxable year, the Fund would fail to qualify as a regulated investment company unless it is eligible to and does pay a tax at the Fund level.

A U.S. person, such as the Fund, who owns (directly or indirectly) 10% or more of the total combined voting power of all classes of stock of a foreign corporation is a “U.S. Shareholder” for purposes of the controlled foreign corporation (“CFC”) provisions of the Code. A CFC is a foreign corporation that, on any day of its taxable year, is owned (directly, indirectly, or constructively) more than 50% (measured by voting power or value) by U.S. Shareholders. The Fund will be a U.S. Shareholder and the Subsidiary will be a CFC. As a U.S. Shareholder, a Fund is required to include in gross income for U.S. federal income tax purposes for each taxable year of the Fund its pro rata share of its CFC’s “subpart F income” for the CFC’s taxable year ending within the Fund’s taxable year, whether or not such income is actually distributed by the CFC, provided that the foreign corporation has been a CFC for at least 30 uninterrupted days in its taxable year. Subpart F income generally includes interest, OID, dividends, net gains from the disposition of stocks or securities, receipts with respect to securities loans, and net payments received with respect to equity swaps and similar derivatives. Subpart F income is treated as ordinary income, regardless of the character of the CFC’s underlying income. Net losses incurred by a CFC during a tax year do not flow through to the Fund and thus will not be available to offset income or capital gain generated from the Fund’s other investments. In addition, net losses incurred by a CFC during a tax year generally cannot be carried forward by the CFC to offset gains realized by it in subsequent taxable years. To the extent the Subsidiary recognizes subpart F income in excess of actual

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cash distributions to the Fund, the Fund may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level.

Effective immediately, the paragraph entitled “Commodity Pool Operator Regulation” in “Appendix K - Investment Strategies and Risks” is restated in its entirety as follows:

Commodity Pool Operator Regulation. Except with respect to MFS Commodity Strategy Fund, a notice has been filed with the National Futures Association (NFA) claiming an exclusion from the definition of the term "commodity pool operator" (CPO) under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission (CFTC) promulgated thereunder with respect to such Funds.  As a result, MFS, as adviser to such Funds, is not currently subject to registration or regulation as a CPO with respect to such Funds. However, if in the future a Fund is no longer eligible for this exclusion, the notice claiming exclusion from the definition of a CPO would be withdrawn, and MFS, as adviser to such Fund, would be subject to regulation as a CPO with respect to such Fund.

MFS, as adviser to MFS Commodity Strategy Fund, is subject to regulation as a CPO under the Commodity Exchange Act, as amended, and the rules of the CFTC promulgated thereunder with respect to such Fund.

Effective immediately, the following paragraph is added to “Appendix K - Investment Strategies and Risks”:

MFS Commodity Strategy Portfolio.  Because the Subsidiary is not registered under the Investment Company Act of 1940, it may not be able to negotiate terms with counterparties that are equivalent to those a registered fund may negotiate.  As a result, the Subsidiary may have greater exposure to those counterparties than a registered fund and may have to deposit additional margin.

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